                                                              EXHIBIT (16)(f)


                            AGGRESSIVE GROWTH FUND

                                CLASS A SHARES



         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997



                                                                       n
Formula                                                          P(1+T)   =  ERV


Including Payment of the Sales Charge
Net Asset Value                                                $    9.95
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,027.90  =  ERV
One Year Period Ended 06/30/97                                         1  =  n

TOTAL RETURN FOR THE PERIOD                                         2.79% =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                $    9.95
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,091.00  =  ERV
One Year Period Ended 06/30/97                                         1  =  n

TOTAL RETURN FOR THE PERIOD                                         9.10% =  T


         TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1997
                                                                       n
Formula                                                          P(1+T)   =  ERV

Including Payment of the Sales Charge
Net Asset Value                                                $    9.95
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $  994.01  =  ERV
Period From Inception to 06/30/97                                   1.09  =  n

TOTAL RETURN FOR THE PERIOD                                         -.55% =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                $    9.95
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,055.14  =  ERV
Period From Inception to 06/30/97                                   1.09  =  n

TOTAL RETURN FOR THE PERIOD                                         5.05% =  T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997
Formula                                                        ERV - P
                                                               -------
                                                                  P       =  T

Including Payment of the Sales Charge
Net Asset Value                                                $    9.95
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $  994.01  =  ERV

TOTAL RETURN FOR THE PERIOD                                         -.60% =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                $    9.95
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,055.14  =  ERV

TOTAL RETURN FOR THE PERIOD                                         5.51% =  T


                             AGGRESSIVE GROWTH FUND
                                 CLASS B SHARES


         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997



                                                                       n
Formula                                                          P(1+T)   = ERV
Including Payment of the Sales Charge
Net Asset Value                                                $    9.87
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,033.40  = ERV
One Year Period Ended 06/30/97                                         1  = n

TOTAL RETURN FOR THE PERIOD                                         3.34% = T


Excluding Payment of the Sales Charge
Net Asset Value                                                $    9.87
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,083.40  = ERV
One Year Period Ended 06/30/97                                         1  = n

TOTAL RETURN FOR THE PERIOD                                         8.34% = T



         TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1997
                                                                       n
Formula                                                          P(1+T)   = ERV

Including Payment of the CDSC
Net Asset Value                                                $    9.87
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,006.65  = ERV
Period From Inception to 06/30/97                                   1.09  = n

TOTAL RETURN FOR THE PERIOD                                          .61%  = T


Excluding Payment of the CDSC
Net Asset Value                                                $    9.87
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,046.66  = ERV
Period From Inception to 06/30/97                                   1.09  = n

TOTAL RETURN FOR THE PERIOD                                         4.27%  = T

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997

Formula                                                        ERV - P
                                                               -------
                                                                  P       = T

Including Payment of CDSC
Net Asset Value                                                $    9.87
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,006.65  = ERV

TOTAL RETURN FOR THE PERIOD                                       -0.67%  = T


Excluding Payment of CDSC
Net Asset Value                                                $    9.87
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,046.66  = ERV




TOTAL RETURN FOR THE PERIOD                                         4.67%  = T


                            AGRESSIVE GROWTH FUND

                                CLASS C SHARES


         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997


                                                                      n
Formula                                                         P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                                                $    9.87
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,073.40  = ERV
One Year Period Ended 06/30/97                                         1  = n

TOTAL RETURN FOR THE PERIOD                                         7.34% = T


Excluding Payment of the CDSC
Net Asset Value                                                $    9.87
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,083.40  = ERV
One Year Period Ended 06/30/97                                         1  = n

TOTAL RETURN FOR THE PERIOD                                         8.34% = T



         TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1997

                                                                      n
Formula                                                         P(1+T)   = ERV

Excluding Payment of the CDSC
Net Asset Value                                                $    9.87
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,046.66  = ERV
Period From Inception to 06/30/97                                   1.09  = n

TOTAL RETURN FOR THE PERIOD                                      -39.06%  = T

Excluding Payment of the CDSC
Net Asset Value                                                $    9.87
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,046.66  = ERV
Period From Inception to 06/30/97                                   1.09  = n

TOTAL RETURN FOR THE PERIOD                                         4.27%  = T

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997

Formula                                                        ERV - P
                                                               -------
                                                                  P       = T

Including Payment of CDSC
Net Asset Value                                                $    9.87
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,046.66  = ERV

TOTAL RETURN FOR THE PERIOD                                         4.67%  = T


Excluding Payment of CDSC
Net Asset Value                                                $    9.87
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,046.66  = ERV

TOTAL RETURN FOR THE PERIOD                                         4.67%  = T
